Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zagros Shahvaran, President, Chief Executive Officer and Chief Financial Officer of Silicon South, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 14, 2008                      /s/ Zagros Shahvaran
                       Zagros Shahvaran
  President, Chief Executive Officer and
  Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Silicon South, Inc. and will be retained by Silicon South, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.